APRIL 1, 2007

                          TOUCHSTONE FUNDS GROUP TRUST

                                 CLASS Y SHARES

                             Touchstone Mid Cap Fund
                   Touchstone Sands Capital Select Growth Fund
                 Touchstone Strategic Value and High Income Fund

                 SUPPLEMENT TO PROSPECTUS DATED FEBRUARY 1, 2007

      NOTICE OF CHANGE IN SUB-ADVISORY FEE FOR THE TOUCHSTONE MID CAP FUND

Effective April 1, 2007, the sub-advisory fee paid by Touchstone Advisors, Inc. ("Touchstone Advisors") to Turner Investment Partners, Inc. has changed from 0.45% of the Fund's average daily net assets to 0.50% of average daily net assets. Since the sub-advisory fee is paid by Touchstone Advisors, not the Fund, this change will not affect the amount of fees and expenses that are paid by shareholders of the Fund.

The subheading "Sub-Advisors" under the section "The Funds' Management" on page 20 of the Prospectus has been revised as follows:

Turner Investment Partners, Inc. ("TIP"), an SEC-registered advisor located at 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312, serves as Sub-Advisor to the Touchstone Mid Cap Fund. As sub-advisor, TIP makes investment decisions for the Touchstone Mid Cap Fund and also ensures compliance with the Fund's investment policies and guidelines. As of December 31, 2006, TIP had approximately $22.8 billion in assets under management. For its services as investment Sub-Advisor, TIP is entitled to receive investment sub-advisory fees from Touchstone Advisors at an annualized rate, based on the average daily net assets of the Touchstone Mid Cap Fund, as follows:

Touchstone Mid Cap Fund                                                    0.50%
--------------------------------------------------------------------------------

For more information about the Fund, see the Fund's prospectus. You can obtain a copy of a prospectus by calling 1.800.543.0407, by writing the Trust at P.O. Box 5354, Cincinnati, Ohio 45201-5354 or by visiting our website at www.touchstoneinvestments.com.


              303 Broadway o Suite 1100 o Cincinnati, OH 45202-4203
                 Ph: 800.543.0407 o wwwtouchstoneinvestments.com
        Touchstone Funds are distributed by Touchstone Securities, Inc.*
              *A registered broker-dealer and member NASD and SIPC
                A Member of Western & Southern Financial Group(R)

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE